GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated January 21, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”), as supplemented,

each dated February 28, 2025, as supplemented to date

Effective January 28, 2026 (the “Effective Date”), Kyri Loupis will no longer serve as a portfolio manager for the Fund. In addition, on the Effective Date, Matthew Cooper will begin serving as a portfolio manager for the Fund. Siwen Wu, Vice President, Monali Vora, CFA, Managing Director, and Aron Kershner, Managing Director, will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Loupis in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Goldman Sachs Rising Dividend Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Goldman Sachs Multi-Asset Solutions Group: Siwen Wu, Vice President, has managed the Fund since 2021.

GSAM Quantitative Investment Strategies Team (10/10 Sleeve Portfolio Managers): Monali Vora, CFA, Managing Director, has managed the Fund since 2018; and Aron Kershner, Managing Director, has managed the Fund since 2018.

GSAM Energy Infrastructure & Renewables Team (MLP & Energy Infrastructure Sleeve Portfolio Manager): Matthew Cooper, Vice President, has managed the Fund since January 2026.

The following row is added to the table under the “Rising Dividend Growth Fund—GSAM Energy Infrastructure & Renewables Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Matthew Cooper Vice President	Portfolio Manager— Rising Dividend Growth Fund	Since January 2026	Mr. Cooper joined the Investment Adviser in 2013. He is a portfolio manager on the Energy & Infrastructure Team.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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